PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated as of December 15, 2010, is  made and given by BEKEM METALS, INC., a corporation organized under the laws of the State of Utah (the “Pledgor”) to TECHGROUP FINANCE LIMITED, an International Business Company incorporated under the laws of the British Virgin Islands (the “Secured Party”).  Notwithstanding anything to the contrary herein, this Agreement shall become effective immediately at such time as the Pledgor receives the consent required from the Ministry of Industry and New Technologies (the “Required Consent”).  The Pledgor shall use its best efforts to promptly obtain the Required Consent.

RECITALS

A.           The Pledgor and the Secured Party have entered into a Loan and Option Agreement dated concurrently herewith (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Loan and Option Agreement”) pursuant to which the Secured Party has agreed to extend credit accommodations to the Pledgor.

B.           The Pledgor is the owner of the equity interest (the “Pledged Shares”) described in Schedule I hereto issued by the entity named therein.

NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Loan and Option Agreement and to extend credit accommodations to the Pledgor thereunder, the Pledgor hereby agrees with the Secured Party for the Secured Party’s benefit as follows:

Section 1. Defined Terms.

1(a) As used in this Agreement, the following terms shall have the meanings indicated:

“Collateral” shall have the meaning given to such term in Section 2.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the United States Internal Revenue Code.

“Event of Default” shall have the meaning given to such term in Section 11.

“Lien” shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

“Obligations” shall mean (a) all indebtedness, liabilities and obligations of the Pledgor to the Secured Party of every kind, nature or description under the Loan and Option Agreement and the other “Transaction Documents” defined therein, (b) all liabilities of the Pledgor under this Agreement, (c) any and all other

4838-7467-4183\10

liabilities and obligations of the Pledgor to the Secured Party of every kind, nature and description, whether direct or indirect or hereafter acquired by the Secured Party from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

“Pledged Shares” shall have the meaning given to such term in Recital B above.

“Security Interest” shall have the meaning given to such term in Section 2.

1(b) Terms Defined in Uniform Commercial Code.  All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in Revised Article 9 of the Uniform Commercial Code as adopted in the State of Utah.

1(c) Singular/Plural, Etc.  Unless the context of this Agreement otherwise clearly requires, words denoting the singular include the plural and vice versa, and “or” has the inclusive meaning represented by the phrase “and/or.”  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”   The words “hereof,” “herein,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  References to Sections are references to Sections in this Agreement unless otherwise provided.

Section 2. Pledge.  As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges to the Secured Party and grants to the Secured Party a security interest (the “Security Interest”) in the following, including any securities account containing a securities entitlement with respect to the following (the “Collateral”).

2(a) The Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

2(b) All additional equity interests in the issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional equity interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interests.

4838-7467-4183\10

2(c) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).

Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the Security Interest attach to any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the United States Internal Revenue Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without materially adverse tax consequences to the Pledgor, the Collateral shall include, and the Security shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation.

Section 3. Delivery of Collateral. All certificates and instruments representing or evidencing the Pledged Shares shall be delivered to the Secured Party promptly after funding of the credit accommodation and obtaining the Required Consent.  All certificates and instruments representing or evidencing Collateral received by the Pledgor after obtaining the Required Consent shall be delivered to the Secured Party promptly upon the Pledgor’s receipt thereof.  All such certificates and instruments shall be held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. With respect to all Pledged Shares consisting of uncertificated securities, book-entry securities or securities entitlements, the Pledgor shall either (a) execute and deliver, and cause any necessary issuers or securities intermediaries to execute and deliver, control agreements in form and substance satisfactory to the Secured Party covering such Pledged Shares, or (b) cause such Pledged Shares to be transferred into the name of the Secured Party.   The Secured Party shall have the right at any time after obtaining the Required Consent, whether before or after an Event of Default, to cause any or all of the Collateral to be transferred of record into the name of the Secured Party or its nominee (but subject to the rights of the Pledgor under Section 6) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations.

Section 4. Certain Warranties and Covenants.  The Pledgor makes the following warranties and covenants (which shall also be true at such time as the Required Consent is obtained):

4(a) The Pledgor has title to the Pledged Shares and will have title to each other item of Collateral hereafter acquired free of all Liens except the Security Interest.

4(b) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Secured Party).

4(c)   The Pledged Shares have been duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable.  The certificates representing the Pledged Shares are not subject to any offset or similar right or claim of the issuers thereof.

4838-7467-4183\10

Section 5. Further Assurances. Subject to obtaining the Required Consent, the Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).  Without limiting the foregoing, the Pledgor agrees that it shall, within 30 days after receiving the Required Consent, execute and deliver such documents and instruments, and take or cause to be taken such actions as may be necessary under the laws of the British Virgin Islands or other relevant foreign jurisdiction to perfect and further evidence Secured Party’s security interest in the Pledged Shares.

Section 6. Voting Rights; Dividends; Etc.

6(a) Subject to paragraph (d) of this Section 6, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any other equity interests that becomes part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan and Option Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof.

6(b) Subject to paragraph (e) of this Section 6, the Pledgor shall be entitled to receive, retain, and use in any manner not prohibited by the Loan and Option Agreement any and all dividends paid in respect of the Collateral; provided, however, that any and all

(i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

(ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to the Secured Party to hold as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary

4838-7467-4183\10

indorsement or assignment).  The Pledgor shall, upon request by the Secured Party, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this Section 6(b).

6(c) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6(a) hereof and to receive the dividends that it is authorized to receive and retain pursuant to Section 6(b) hereof.

6(d) Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right in its sole discretion, and the Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) hereof, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Secured Party shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Secured Party has given written notice to the Pledgor that any further exercise of such voting rights by the Pledgor is prohibited and that the Secured Party and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Secured Party’s name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Secured Party of any such Collateral in satisfaction of the Obligations or any part thereof.

6(e) Upon the occurrence and during the continuance of any Event of Default:

(i) all rights of the Pledgor to receive the dividends that it would otherwise be authorized to receive and retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold such dividends as Collateral, and

(ii) all payments of dividends that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(e) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary indorsement).

Section 7. Transfers and Other Liens; Additional Shares.

7(a) Except as may be permitted by the Loan and Option Agreement, the Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien, upon or with respect to any of the Collateral.

4838-7467-4183\10

7(b) The Pledgor agrees that it will (i) cause the issuer of the Pledged Shares that it controls not to issue any equity interests or other securities in addition to or in substitution for the Pledged Shares issued by the issuer, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional equity interests or other securities of the issuer of the Pledged Shares.

Section 8. Secured Party Appointed Attorney-in-Fact.  As additional security for the Obligations, subject to funding of the credit accommodation the Pledgor hereby irrevocably appoints the Secured Party the Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Secured Party’s good-faith discretion, to take any action and to execute any instrument that the Secured Party may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

Section 9. Secured Party May Perform.  Subject to obtaining the Required Consent, the Pledgor hereby authorizes the Secured Party to file financing statements with respect to the Collateral (including financing statements containing a broader description of the Collateral than the description set forth herein.  The Pledgor irrevocable waives any right to notice of any such filing.  If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof.

Section 10. The Secured Party’s Duties.  The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind.

Section 11. Default.  Each of the following occurrences shall constitute an Event of Default under this Agreement:  (a) the Pledgor shall fail to observe or perform any covenant or agreement applicable to the Pledgor under this Agreement; or (b) any Event of Default shall occur under the Loan and Option Agreement.

Section 12. Remedies upon Default.  If any Event of Default shall have occurred and be continuing:

12(a) Subject to receiving the Required Consent, the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under Revised Article 9 of the Uniform Commercial Code as adopted in the State of Utah (the “Code”) in effect at that time, and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private

4838-7467-4183\10

sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable.  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.  The Secured Party may disclaim warranties of title and possession and the like.

12(b) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including any expenses of the Secured Party payable pursuant to Section 13 hereof).

Section 13. Costs and Expenses.  The Pledgor will pay or reimburse the Secured Party on demand for all reasonable out-of-pocket expenses incurred by the Secured Party in connection with the enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest.  The obligations of the Pledgor under this Section shall survive any termination of this Agreement.

Section 14. Waivers and Amendments; Remedies.  This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party.  A waiver so signed shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party.  All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

Section 15. Notices.  Any notice or other communication to any party in connection with this Agreement shall be sent in the manner described in the Loan and Option Agreement.

Section 16. Continuing Security Interest; Assignments under Loan and Option Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and the expiration of the obligation, if any, of the Secured Party to extend credit accommodations to the Pledgor, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of, and be

4838-7467-4183\10

 enforceable by, the Secured Party and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c) and, subject to compliance with U.S. securities laws, the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Loan and Option Agreement to any other Person to the extent and in the manner provided in the Loan and Option Agreement, and may similarly transfer all or any portion of its rights under this Agreement to such Persons.

Section 17. Termination of Security Interest.  Upon payment in full of the Obligations and the expiration of any obligation of the Secured Party to extend credit accommodations to the Pledgor, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor.  Upon any such termination, the Secured Party will return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and to effectuate the discharge of security given under this Agreement.  Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse on, the Secured Party.

Section 18. Governing Law and Construction.  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF UTAH; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF UTAH, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF UTAH.   Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 19. Consent to Jurisdiction.  AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR UTAH STATE COURT SITTING IN SALT LAKE CITY, UTAH; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT THE PLEDGOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY

4838-7467-4183\10

AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 20. Waiver of Jury Trial.  EACH OF THE PLEDGOR AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 21. Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 22. General.  All representations and warranties contained in this Agreement or in any other agreement between the Pledgor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.  The Pledgor waives notice of the acceptance of this Agreement by the Secured Party.  Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4838-7467-4183\10

IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PLEDGOR:

BEKEM METALS, INC.

By /s/ Serik Bazarbayev
Title CEO, President

Address for Pledgor:

Bekem Metals, Inc.
Sankibai Batyr Ave., 14D
Aktobe City, 030000
Republic of Kazakhstan

Address for Secured Party:

Techgroup Finance Limited                                               By /s/ Rinar Rakhimov
1 Floor                                                                                   Title Attorney-in-fact
269 Furmanov Street
Almaty 050059
Republic of Kazakhstan
Attention: Mr. Alexey Fominykh
Fax No.: +7 727 264 2774
E-mail:  afservices@ftml.net

[Signature Page to Pledge Agreement]
4838-7467-4183\10

SCHEDULE I

PLEDGED STOCK

Stock Issuer:  Kazakh Metals, Inc., BVI

Class of Stock: [_________]

Certificate No(s).: [_________]

Number of Shares: [_________]

[Signature Page to Pledge Agreement]
4838-7467-4183\10